THE ADVISORS' INNER CIRCLE FUND

                      AVIVA INVESTORS HIGH YIELD BOND FUND
                AVIVA INVESTORS CORE AGGREGATE FIXED INCOME FUND

                    SUPPLEMENT DATED OCTOBER 24, 2011 TO THE
 PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 1, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES
                                    AND SAI

At the recommendation of Aviva Investors North America, Inc. ("Aviva Investors"), the adviser of the Aviva Investors High Yield Bond Fund and the Aviva Investors Core Aggregate Fixed Income Fund (each, a "Fund" and together, the "Funds"), the Board of Trustees of The Advisors' Inner Circle Fund has determined that it is in each Fund's best interest to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Funds. Effective immediately, the Funds are closed to new shareholders and additional purchases by existing shareholders. Each Fund is expected to cease operations and liquidate on or before November 7, 2011 (the "Liquidation Date"). Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in each Fund's prospectuses under "How to Sell Your Fund Shares." If no action is taken by a Fund shareholder prior to the Liquidation Date, the Funds will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Funds as of the Liquidation Date.

In anticipation of the liquidation of the Funds, Aviva Investors may manage the Funds in a manner intended to facilitate their orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent each Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 AVA-SK-013-0100